UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 29, 2004 (Date of earliest event reported)
Center Bancorp, Inc. (Exact name of registrant as specified in its charter)
NJ (State or other jurisdiction of incorporation)	2-81353 (Commission File Number)	52-1273725 (IRS Employer Indentification Number)
	2455 Morris Avenue (Address of principal executive offices)	07083 (Zip Code)
Registrant's telephone number, including area code: 908-688-9500

Item 7. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of Center Bancorp, Inc. dated July 29, 2004

Item 12. Results of Operations and Financial Condition

On July 29, 2004, Center Bancorp, Inc. issued a press release regarding results for the six and three months ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004	CENTER BANCORP, INC. By: /s/ Anthony C. Weagley Anthony C. Weagley Vice President & Cashier

Exhibit Index Exhibit No. Description 99.1 Press Release, dated July 29, 2004, issued by the Company.